                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                       LIMITED WAIVER AND AMENDMENT NO. 13
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     This Limited Waiver and Amendment No. 13 (the "Limited Waiver and Amendment"), dated as of April 30, 2004, is among ONEIDA LTD., a New York corporation (the "Borrower" or "Oneida"), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Administrative Agent under the Amended and Restated Credit Agreement referred to below ("Administrative Agent"), and the Lenders which are parties to the Amended and Restated Credit Agreement referred to below (the "Lenders").

                                 R E C I T A L S

A. Borrower, the Administrative Agent, and the Lenders are parties to an Amended and Restated Credit Agreement dated as of April 27, 2001, as amended by an Amendment No. 1 dated as of May 31, 2001, a Waiver and Amendment No. 2 dated as of December 7, 2001, an Amendment No. 3 dated as of April 23, 2002, an Amendment No. 4 dated as of August 24, 2003, a Limited Waiver and Amendment No. 5 dated as of October 31, 2003, a Limited Waiver and Amendment No. 6 dated as of November 21, 2003, Limited Waiver and Amendment No. 7 dated as of December 12, 2003, Limited Waiver and Amendment No. 8 dated as of January 30, 2004, a Limited Waiver and Amendment No. 9 dated as of February 27, 2004, a Limited Waiver and Amendment No. 10 dated as of March 12, 2004, a Limited Waiver and Amendment No. 11 dated as of March 31, 2004 and a Limited Waiver and Amendment No. 12 dated as of April 14, 2004 (the "Credit Agreement").

B.   Borrower has requested that the Administrative Agent and the Lenders waive
     (i) the Defaults and Events of Default arising out of the Borrower's failure to comply with Section 6.11(a), (b), (c) and (d) of the Credit Agreement for the Fiscal Quarters ended October 25, 2003 and January 31, 2004, (ii) the expected Defaults and Events of Default arising out of the Borrower's anticipated failure to comply with Section 6.11(a), (b), (c) and
     (d) of the Credit Agreement for the Fiscal Quarter ended May 1, 2004 and
     (iii) the Borrower's anticipated failure to deliver the Fiscal Year end financial statements for Fiscal Year ended 2004 with an unqualified report from the Borrower's independent public accountant as required pursuant to
     Section 5.01(a) of the Credit Agreement, and amend the Credit Agreement to, among other things, defer the scheduled reduction in the Lenders' Revolving Commitments (as defined in the Credit Agreement).

C. The Borrower has notified the Administrative Agent that it may receive a request from HSBC Bank USA ("HSBC") for reimbursement for draws made under that certain Irrevocable Documentary Standby Letter of Credit No. SDCMBF799632 dated June 21, 1999 (as amended) in a face amount equal to $2,090,000 (the "HSBC Reimbursement Obligation"). In the event of such reimbursement request from HSBC, the Borrower has not yet determined its position with respect to payment of such obligation. Accordingly, the Borrower has requested that the Administrative Agent and the Lenders waive any Default and Event of Default pursuant to Section 7.01(f) of the Credit Agreement arising out of the Borrower's failure to pay such HSBC Reimbursement Obligation.

D. The Administrative Agent and the Lenders are willing to grant the waiver requested by the Borrower and amend the Credit Agreement subject to and upon the terms and conditions set forth herein.

     NOW, THEREFORE, the parties agree as follows:

     1. Definitions. All capitalized terms used in this Limited Waiver and Amendment which are not otherwise defined shall have the meanings given to those terms in the Credit Agreement, except where such terms are amended herein.

     2. Waiver. The Lenders hereby waive, for the period commencing on the Effective Date (as defined below) of this Limited Waiver and Amendment and ending on June 15, 2004, (the "Waiver Period"), (i) the Defaults and Events of Default arising out of the Borrower's failure to comply with Section 6.11(a),
(b), (c) and (d) of the Credit Agreement for the Fiscal Quarters ended October 25, 2003 and January 31, 2004, (ii) the expected Defaults and Events of Default arising out of the Borrower's anticipated failure to comply with Section 6.11(a), (b), (c) and (d) of the Credit Agreement for the Fiscal Quarter ended May 1, 2004, (iii) the expected Default and Event of Default created as a result of the Borrower's anticipated failure to deliver the Fiscal Year end financial statements for Fiscal Year ended 2004 with an unqualified report from the Borrower's independent public accountant as required pursuant to Section 5.01(a) of the Credit Agreement, and (iv) any Default and Event of Default pursuant to
Section 7.01(f) of the Credit Agreement arising out of the Borrower's failure to pay the HSBC Reimbursement Obligation provided that upon the expiration of the Waiver Period, the waiver provided for herein shall be immediately (without cure period or notice) and automatically terminated in its entirety and be of no force and effect as if the waiver had never been granted; provided further that in the event the Borrower or any of its Subsidiaries makes any payments in respect of the $2,000,000 Promissory Note issued by the Borrower dated September 30, 2003, the waiver provided for herein shall immediately (without cure period or notice) and automatically be terminated in its entirety and be of no force and effect as if the waiver had never been granted. This waiver is limited to the (i) failure to comply with Section 6.11(a), (b), (c) and (d) at October 25, 2003 and January 31, 2004, (ii) the anticipated failure to comply with Sections 6.11(a), (b), (c) and (d) of the Credit Agreement for the Fiscal Quarter ended May 1, 2004, (iii) the anticipated failure to deliver the financial statements for Fiscal Year ended 2004 with an unqualified report from the Borrower's independent public account as required pursuant to Section 5.01(a) of the Credit Agreement and (iv) the failure to comply with Section 7.01(f) of the Credit Agreement as a result of any failure to pay the HSBC Reimbursement Obligation, and shall not constitute or be construed as a waiver of any other presently existing or future Defaults or Events of Default.

     3. Amendment to Section 1.01 of Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by (A) inserting the following new defined term in the appropriate alphabetical order:

               "Amendment No. 13 Effective Date" means the date on which all the conditions to the Limited Waiver and Amendment No. 13, dated as of April 30, 2004, have been satisfied.

and (B) deleting the words "except that with respect to any waiver, amendment or modification to the Commitment reductions provided for in Schedule 2.01 of this Agreement, "Required Lenders" shall mean Lenders having aggregate Revolving Credit Exposures, Bullet Loan Exposures and unused Revolving Commitments representing at least 100% of the sum of the total Revolving Credit Exposures, Bullet Loan Exposures and unused Revolving Commitments at such time" appearing in the definition of "Required Lenders" set forth therein.

     4. Amendment to Section 3.04(b) of Credit Agreement. Section 3.04(b) is amended in its entirety to read as follows:

               (b) For any representations and warranties made during the period commencing on the Amendment No. 5 Effective Date through June 15, 2004, since January 27, 2001, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, and no sale, transfer or other disposition of a material part of the assets or business of Borrower or any Subsidiary, except for any material adverse change that has been publicly disclosed or otherwise disclosed in writing to the Lenders on or before the Amendment No. 13 Effective Date.

     5. Amendment to Section 9.02(b) of the Credit Agreement. Section 9.02(b) of the Credit Agreement is hereby amended by deleting the words "or postpone the scheduled date of expiration of any Commitment," appearing in clause (iii) of the proviso in the first sentence thereof.

     6. Amendment to Schedule 2.01 of the Credit Agreement. Schedule 2.01 of the Credit Agreement is hereby amended by deleting the final page thereof in its entirety and inserting the following in lieu thereof:

                             SCHEDULE 2.01 (Con't.)
                   Scheduled Reductions in Lenders' Aggregate

                             Revolving Commitments

                 Date                                Amount of Aggregate
                 ----                                    Reduction in
                                                   Revolving Commitments1/
                                                   ----------------------
                 Amend. #3 Eff. Date                     $30,000,000

                 11/1/02                                 $10,000,000

                 Amend. #4 Eff. Date                     $10,000,000

                 7/25/03                                  $5,000,000

                 6/15/04 (originally                      $5,000,000
                 scheduled for 11/03/03)

                 6/15/04 (originally                     $10,000,000
                 scheduled for 1/31/04)

                 6/15/04 (originally                     $20,000,000
                 scheduled for 2/7/04)

                 6/15/04 (originally                     $10,000,000
                 scheduled for 5/3/04)

                 11/1/04                                 $10,000,000

-----------------------
1/ These scheduled reductions in the Revolving Commitments are in addition to reductions to the Revolving Commitments pursuant to Section 2.07 and Section
6.03 hereof.


     7. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are true, correct and complete:

          (a) Representations and Warranties. Each of the representations and warranties made by the Borrower in the Credit Agreement, as amended hereby, is true and correct on and as of the date of this Limited Waiver and Amendment.

          (b) No Default or Event of Default. After giving effect to this Limited Waiver and Amendment, no Default or Event of Default has occurred and is continuing.

          (c) Execution, Delivery and Enforceability. This Limited Waiver and Amendment has been duly and validly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms.

     8. Covenants. In order to induce the Lenders to enter into this Limited Waiver and Amendment, the Borrower hereby covenants (the failure to perform which will be an additional Event of Default under the Credit Agreement):

          (a) Financial Forecast. The Borrower shall continue to work with the Administrative Agent, the Lenders and Alvarez & Marsal regarding the financial forecast delivered pursuant to paragraph 7(b) of the Limited Waiver and Amendment No. 5 dated as of October 31, 2003 (including updating such financial forecast and creating a plan regarding the implementation of such forecast).

          (b) Strategic Plans. The Borrower shall work with Peter J. Solomon Company ("PJS") with respect to the strategic plans of the Borrower and, on or prior to May 10, 2004, the Borrower shall deliver to the Administrative Agent and the Lenders a strategic plan summary, in form and substance reasonably satisfactory to the Required Lenders, prepared by PJS.

          (c) CRO Reports. Carl Marks Consulting Group LLC ("CMCG") shall (i) continue to serve in the capacity of Chief Restructuring Officer, (ii) on or prior to May 17, 2004, deliver to the Administrative Agent and the Lenders a report regarding the Borrower's cost reduction opportunities, working capital management, a review of the current business plan and a review of the Borrower's current fiscal year financial forecasts and (iii) participate in meetings with the Administrative Agent and the Lenders as may be reasonably requested by the Administrative Agent.

     9. Conditions to Effectiveness of Limited Waiver and Amendment. This Limited Waiver and Amendment shall be effective on the date (the "Effective Date") when and if each of the following conditions is satisfied:

          (a) Consent of Guarantors. Each of the Guarantors shall have executed and delivered to the Administrative Agent the Consent of Guarantors attached to this Limited Waiver and Amendment.

          (b) No Default or Event of Default; Accuracy of Representations and Warranties. The Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer certifying that, after giving effect to this Limited Waiver and Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Borrower or any of its Subsidiaries herein and in or pursuant to the Transaction Documents shall be true and correct in all material respects as if made on and as of the date on which this Limited Waiver and Amendment becomes effective.

          (c) Expense Reimbursements. The Borrower shall have paid all reasonable invoices presented to the Borrower for expense reimbursements (including reasonable attorneys' and financial advisors' fees and disbursements) due to the Administrative Agent (including, without limitation, the fees and expenses of Morgan, Lewis & Bockius LLP and Alvarez & Marsal) or any Lender in accordance with Section 9.03 of the Credit Agreement.

          (d) Execution by Lenders. The Administrative Agent shall have received a counterpart of this Limited Waiver and Amendment duly executed and delivered by the Borrower, the Administrative Agent, and each Lender.

          (e) Waiver Pursuant to Note Agreement. The Administrative Agent shall have received a copy of an executed waiver of any Default or Event of Default arising under the 2001 Amended and Restated Note Agreement governing the senior notes of Borrower due May 31, 2005 (the "2001 Amended and Restated Note Agreement"), duly executed by Borrower and the noteholders described therein,
(i) deferring the required principal payment currently due on April 30, 2004 to no earlier than June 15, 2004 and (ii) waiving any Default or Event of Default arising from (A) failure to satisfy any financial covenants under Section 7.12 of the 2001 Amended and Restated Note Agreement to June 15, 2004 and (B) failure to deliver the financial statements for Fiscal Year ended 2004 with an unqualified report from the Borrower's independent public accountant as required pursuant to Section 6.1(b) of the 2001 Amended and Restated Note Agreement.

     10. Further Assurances. The Borrower agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest (as defined in the Security Agreement) and the rights and remedies created thereby. In addition, as further security for payment and performance of the obligations under the Credit Agreement and as consideration for the Administrative Agent's and the Lenders' agreement to enter into this Limited Waiver and Amendment, the Borrower hereby further agrees to grant a perfected pledge and security interest in any additional collateral as the Collateral Agent may reasonably request.

     11. Release. For purposes of this Section, the following terms shall have the following definitions:

          (a) "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, financial advisors, accountants and shareholders, if any.

          (b) "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

     Excluding only the continuing obligations of the Lenders and the Administrative Agent under the express terms of the Credit Agreement, the Transaction Documents and this Limited Waiver and Amendment, the Borrower hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with the Credit Agreement, the Transaction Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of this Limited Waiver and Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Transaction Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Transaction Documents.

     12. Acknowledgement. The Borrower hereby confirms and acknowledges as of the date hereof that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all obligations under the Credit Agreement without offset, defense, cause of action or counterclaim of any kind or nature whatsoever.

     13. Confirmation of Credit Agreement and Security Documents. Except as amended by this Limited Waiver and Amendment, all the provisions of the Credit Agreement remain in full force and effect from and after the date hereof, and the Borrower hereby ratifies and confirms the Credit Agreement and each of the documents executed in connection therewith. This Limited Waiver and Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. From and after the date hereof, all references in the Credit Agreement to "this Agreement", "hereof", "herein", or similar terms, shall refer to the Credit Agreement as amended by this Limited Waiver and Amendment. Borrower also ratifies and confirms that the Security Documents remain in full force and effect in accordance with their terms and are not impaired or affected by this Limited Waiver and Amendment.

     14. Counterparts. This Limited Waiver and Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Limited Waiver and Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart.

                  IN WITNESS WHEREOF, the parties have caused this Limited Waiver and Amendment to be duly executed as of the day and year first above written.

                                       ONEIDA LTD.

                                       By: /s/ GREGG R. DENNY
                                           ------------------
                                       Name: Gregg R. Denny
                                       Title: Chief Financial Officer


                                       JPMORGAN CHASE BANK (formerly known
                                       as The Chase Manhattan Bank),
                                       individually and as Administrative
                                       Agent

                                       By: /s/ ROGER ODELL
                                           ---------------
                                       Name: Roger Odell
                                       Title: Managing Director


                                       BANC OF AMERICA STRATEGIC SOLUTIONS, INC.
                                       (assignee of Bank of America, Inc.)

                                       By: /s/ DANIEL D. BUTLER
                                           --------------------
                                       Name: Daniel D. Butler
                                       Title: Authorized Officer


                                       FLEET NATIONAL BANK

                                       By: /s/ DANIEL D. BUTLER
                                           --------------------
                                       Name: Daniel D. Butler
                                       Title: Authorized Officer


                                       MANUFACTURERS AND TRADERS TRUST
                                       COMPANY

                                       By: /s/ MICHAEL P. WALLACE
                                           ----------------------
                                       Name: Michael P. Wallace
                                       Title: Senior Vice President


                                       THE BANK OF NOVA SCOTIA

                                       By: /s/ OLIVIA L. BRAUN
                                           -------------------
                                       Name: Olivia L. Braun
                                       Title: Director


                                       DEUTSCHE BANK TRUST COMPANY AMERICAS
                                       by DB SERVICES NEW JERSEY, INC.

                                       By: /s/ EDWARD SCHAFFER
                                           -------------------
                                       Name: Edward Schaffer
                                       Title: Vice President


              Signature Page to Limited Waiver and Amendment No. 13

                                        BANCA NAZIONALE DEL LAVORO S.p.A.,
                                              New York Branch

                                        By: /s/ FREDERIC W. HALL
                                            --------------------
                                        Name: Frederic W. Hall
                                        Title: Vice President

                                        By: /s/ FRANCESCO DIMARIO
                                            ---------------------
                                        Name: Francesco DiMario
                                        Title: Vice President


                                        QUADRANGLE MASTER FUNDING LTD.

                                        By: /s/ ANDREW HERENSTEIN
                                            ---------------------
                                        Name: Andrew Herenstein
                                        Title: Member


                                        SPS HIGH YIELD LOAN TRADING

                                        By: /s/ ROGER ODELL
                                            ---------------
                                        Name: Roger Odell
                                        Title: Managing Director

                                        ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.

                                        By: /s/ ANTHONY DAVIS
                                            -----------------
                                        Name: Anthony Davis
                                        Title: Member


                              CONSENT OF GUARANTORS

          Each of the undersigned is a party to a Subsidiary Guarantee Agreement, a Subordination Agreement and one or more Security Documents and is a Guarantor of the obligations of the Borrower under the Credit Agreement referred to in the foregoing Limited Waiver and Amendment No. 13 to the Amended and Restated Credit Agreement (the "Limited Waiver and Amendment"). Each of the undersigned Guarantors hereby (a) consents to the foregoing Limited Waiver and Amendment, (b) acknowledges that, notwithstanding the execution and delivery of the foregoing Limited Waiver and Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Subsidiary Guarantee Agreement, the Subordination Agreement and Security Documents continue in full force and effect, and (c) ratifies and affirms the terms and provisions of the Subsidiary Guarantee Agreement, the Subordination Agreement and Security Documents. All capitalized terms used herein which are not otherwise defined shall have the meanings given to those terms in the Credit Agreement.

          Each of the undersigned hereby agree, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest (as defined in the Security Agreement) and the rights and remedies created thereby. In addition, as further security for payment and performance of the obligations under the Subsidiary Guarantee Agreement and as consideration for the Administrative Agent's and the Lenders' agreement to enter into the Limited Waiver and Amendment, each of the undersigned hereby further agrees to grant a perfected pledge and security interest in any additional collateral as the Collateral Agent may reasonably request.

          Excluding only the continuing obligations of the Lenders and the Administrative Agent under the express terms of the Credit Agreement, the Transaction Documents and the Limited Waiver and Amendment, the undersigned hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of


              Signature Page to Limited Waiver and Amendment No. 13 them, and their respective Related Parties (as defined below) of and from any and all Claims (as defined below) arising out of, related or in any way connected with the Credit Agreement, the Transaction Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of the Limited Waiver and Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Transaction Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Transaction Documents.

          "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, accountants and shareholders, if any.

          "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

          IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the ____ day of April, 2004.

BUFFALO CHINA, INC.                             DELCO INTERNATIONAL LTD.

By: /s/ GREGG R. DENNY                          By: /s/ GREGG R. DENNY
    -----------------------                         -----------------------
Name: Gregg R. Denny                            Name: Gregg R. Denny
Title: Chief Financial Officer                  Title: Chief Financial Officer


ENCORE PROMOTIONS, INC.                          SAKURA, INC.

By: /s/ GREGG R. DENNY                           By: /s/ GREGG R. DENNY
    -----------------------                          -----------------------
Name: Gregg R. Denny                             Name: Gregg R. Denny
Title: Chief Financial Officer                   Title: Chief Financial Officer


THC SYSTEMS INC.                                 KENWOOD SILVER COMPANY, INC.

By: /s/ GREGG R. DENNY                           By: /s/ GREGG R. DENNY
    -----------------------                          -----------------------
Name: Gregg R. Denny                             Name: Gregg R. Denny
Title: Chief Financial Officer                   Title: Chief Financial Officer


ONEIDA SILVERSMITHS INC.                         ONEIDA FOOD SERVICE, INC.

By: /s/ GREGG R. DENNY                           By: /s/ GREGG R. DENNY
    -----------------------                          -----------------------
Name: Gregg R. Denny                             Name: Gregg R. Denny
Title: Chief Financial Officer                   Title: Chief Financial Officer